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				   FORM T-1

		      SECURITIES AND EXCHANGE COMMISSION
			    Washington, D.C.  20549

			   STATEMENT OF ELIGIBILITY
		  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
		   CORPORATION DESIGNATED TO ACT AS TRUSTEE

		     CHECK IF AN APPLICATION TO DETERMINE
		     ELIGIBILITY OF A TRUSTEE PURSUANT TO
		       SECTION 305(b)(2)           |__|





			     THE BANK OF NEW YORK
	      (Exact name of trustee as specified in its charter)


New York                                         13-5160382
(State of incorporation                          (I.R.S. employer
if not a U.S. national bank)                     identification no.)

48 Wall Street, New York, N.Y.                   10286
(Address of principal executive offices)         (Zip code)




			 SUNAMERICA CAPITAL TRUST I
	      (Exact name of obligor as specified in its charter)


Delaware                                         Applied For
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)


1 SunAmerica Center
Los Angeles, California                          90067-6022
(Address of principal executive offices)         (Zip code)


			_______________________________


		  __ % Trust Originated Preferred Securities
		      (Title of the indenture securities)


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1.    General information.  Furnish the following information as to the
Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

- ----------------------------------------------------------------------------
		Name                                    Address
- ----------------------------------------------------------------------------
Superintendent of Banks of the State of           2 Rector Street, New York,
      New York                                    N.Y.  10006, and Albany,
						  N.Y.  12203

      Federal Reserve Bank of New York            33 Liberty Plaza, New York,
						  N.Y.  10045

      Federal Deposit Insurance Corporation       Washington, D.C.  20429

      New York Clearing House Association         New York, New York

      (b)   Whether it is authorized to exercise corporate trust powers.

      Yes.


2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.  (See Note on page 3.)


16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.





				     NOTE


      Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

      Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.





				   SIGNATURE



      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 18th day of April, 1995.


						THE BANK OF NEW YORK



						By: /s/ WALTER N. GITLIN
						    -----------------------
						    Name:  WALTER N. GITLIN
						    Title: VICE PRESIDENT






								     Exhibit 7
		      Consolidated Report of Condition of

			     THE BANK OF NEW YORK

		    of 48 Wall Street, New York, N.Y. 10286
		    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


							 Dollar Amounts
							  in Thousands
							 --------------
ASSETS
Cash and balances due from
		depository institutions:
		Noninterest-bearing balances and
		  currency and coin .................    $ 2,715,471
		Interest-bearing balances ...........        853,709
Securities:
		Held-to-maturity securities .........      1,346,480
		Available-for-sale securities .......      1,564,425
Federal funds sold in domestic
		offices of the bank..................      5,557,770
Loans and lease financing
		receivables:
		Loans and leases, net of unearned
		  income .................24,091,702
		LESS: Allowance for loan and
		  lease losses ..............581,958
		LESS: Allocated transfer risk
		  reserve ....................31,502
		Loans and leases, net of unearned
		  income, allowance, and reserve ....     23,478,242
Assets held in trading accounts .....................        746,396
Premises and fixed assets (including
		capitalized leases) .................        624,567
Other real estate owned .............................         46,570
Investments in unconsolidated
		subsidiaries and associated
		companies ...........................        181,905
Customers' liability to this bank on
		acceptances outstanding .............        794,339
Intangible assets ...................................         77,527
Other assets ........................................      1,300,004
							============
Total assets ........................................    $39,287,405
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LIABILITIES
Deposits:
		In domestic offices .................    $18,681,498
		Noninterest-bearing .......7,230,562
		Interest-bearing .........11,450,936
		In foreign offices, Edge and
		Agreement subsidiaries, and IBFs ....     10,611,477
		Noninterest-bearing ..........69,012
		Interest-bearing .........10,542,465
Federal funds purchased and securities
		sold under agreements to
		repurchase in domestic offices of
		the bank and of its Edge and
		Agreement subsidiaries,
		and in IBFs:
		Federal funds purchased .............      1,033,228
		Securities sold under agreements
		  to repurchase .....................         31,875
Demand notes issued to the U.S.
		Treasury ............................        141,663
Trading liabilities .................................        562,071
Other borrowed money:
		With original maturity of one year
		  or less ...........................      1,576,410
		With original maturity of more than
		  one year ..........................        243,955
Bank's liability on acceptances
		executed and outstanding ............        796,534
Subordinated notes and debentures ...................      1,056,320
Other liabilities ...................................      1,490,732
							============
Total liabilities ...................................     36,225,763
							============
EQUITY CAPITAL
Common stock ........................................        942,284
Surplus .............................................        525,666
Undivided profits and capital
		reserves ............................      1,654,282
Net unrealized holding gains
		(losses) on available-for-sale
		securities ..........................        (54,920)
Cumulative foreign currency
		translation adjustments .............         (5,670)
							============
Total equity capital ................................      3,061,642
							============
Total liabilities and equity
		capital .............................    $39,287,405
							============

		I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
				       Robert E. Keilman

	       We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

	       Thomas A. Renyi
	       J. Carter Bacot         Directors
	       Alan R. Griffith